Exhibit 10.18
FOURTH AMENDMENT TO INVESTOR RIGHTS AGREEMENT
     THIS FOURTH AMENDMENT TO INVESTOR RIGHTS AGREEMENT (this “Fourth Amendment”) is entered into as of March 1, 2010 (the “Fourth Amendment Date”), by and among TrustWave Holdings, Inc., a Delaware corporation (the “Company”), and the persons signatory hereto (the “Signatories”).
RECITALS
     WHEREAS, the Company and its stockholders are parties to that certain Investor Rights Agreement, dated as of March 14, 2005, as amended through the date hereof (as so amended, the “Original Agreement”); and
     WHEREAS, all capitalized terms used in this Fourth Amendment which are not defined herein shall have the respective meanings assigned to them in the Original Agreement; and
     WHEREAS, the Signatories constitute the holders of at least a majority of the Registrable Securities; and
     WHEREAS, the parties hereto desire to amend the Original Agreement as provided in this Fourth Amendment.
     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises, representations, warranties, covenants and conditions contained in this Fourth Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:
     1. Addition of Common Stockholders. For all purposes of the Original Agreement, as amended by this Fourth Amendment, each stockholder listed on the attached Schedule 1 is hereby constituted as a Common Stockholder and, so long as on the date of determination such stockholder holds Registrable Securities representing at least 100,000 shares of Common Stock, a Major Common Stockholder.
     2. Information and Reporting. Without limiting the foregoing, each stockholder listed on the attached Schedule 1 shall be entitled to the benefits of Sections 3.1 and 3.2 of the Original Agreement, subject to the limitations contained in Sections 3.3 and 3.7 of the Original Agreement, so long as such stockholder is a Major Investor and continues to hold at least ten percent (10%) of the total number of shares of capital stock (as adjusted for stock splits and on an as-converted basis) held by such stockholder on the Fourth Amendment Date.
     3. Joinder. By executing this Fourth Amendment, each stockholder listed on the attached Schedule 1 agrees that he, she or it shall succeed to all of the obligations of a Common Stockholder, Major Common Stockholder and/or Major Investor as contemplated by the Original Agreement, as amended by this Fourth Amendment.

     4. No Other Amendments. Except as expressly amended by this Fourth Amendment, all of the terms and provisions of the Original Agreement shall remain in full force and effect.
     5. Counterparts. This Fourth Amendment may be executed by facsimile and in counterparts, each of which shall be an original, but all of which together shall constitute one instrument.
(SIGNATURES ON NEXT PAGES)

     IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be executed as of the Fourth Amendment Date.

COMPANY: TRUSTWAVE HOLDINGS, INC.
By:	/s/ Robert McCullen
	Name:	Robert McCullen
	Title:	Chief Executive Officer

STOCKHOLDERS: Financial Technology Ventures II (Q), L.P. By: Financial Technology Management, II, LLC
By:	/s/ Richard Garman
	Name:	Richard Garman
	Title:	Managing Member

Financial Technology Ventures II, L.P. By: Financial Technology Management, II, LLC
By:	/s/ Richard Garman
	Name:	Richard Garman
	Title:	Managing Member

/s/ Richard Kiphard
Richard Kiphart

/s/ David Valentine
David Valentine

DBRC Investments, LLC.
By:	/s/ Robert J. McCullen
Name:
Title:

/s/ Joseph L. Patanella
Joseph L. Patanella

/s/ Phillip J. Smith
Phillip J. Smith

Caledonia Investments, L.P.

By:	/s/ Tim Nicholson
	Name:	Tim Nicholson
	Title:	Managing Director

The Nicholson Family Limited Partnership
By:	/s/ Tim Nicholson
	Name:	Tim Nicholson
	Title:	General Partner

MBK Ventures, LLC
By:	/s/ Robert McCullen
	Name:	Robert McCullen
	Title:	Manager

LAZARD TECHNOLOGY PARTNERS II LP
By:	/s/ Kevin J. Burns
Its Managing Principal

JMI EQUITY FUND IV, L.P.
By:	/s/ Harry S/ Gruner
Its Managing Member

JMI EQUITY FUND IV (AI), L.P.
By:	/s/ Harry S/ Gruner
Its Managing Member

JMI EURO EQUITY FUND IV, L.P.
By:	/s/ Harry S/ Gruner
Its Managing Member

JMI EQUITY SIDE FUND, L.P.
By:	/s/ Harry S/ Gruner
Its Managing Member

JMI INCUBATOR FUND, L.P.
By:	/s/ Harry S/ Gruner
Its Managing Member

JMI INCUBATOR FUND (QP), L.P.
By:	/s/ Harry S/ Gruner
Its Managing Member

SCHEDULE 1
Inca Stockholders
LAZARD TECHNOLOGY PARTNERS II LP
JMI EQUITY FUND IV, L.P.
JMI EQUITY FUND IV (AI), L.P.
JMI EURO EQUITY FUND IV, L.P.
JMI EQUITY SIDE FUND, L.P.
JMI INCUBATOR FUND, L.P.
JMI INCUBATOR FUND (QP), L.P.